UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 12, 2015
AMERICAN CAMPUS COMMUNITIES, INC.
AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP
(Exact name of Registrant as specified in its Charter)

Maryland Maryland	001-32265 333-181102-01	76-0753089 56-2473181
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

12700 Hill Country Blvd., Suite T-200, Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (512) 732-1000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

R.D. Burck, American Campus Communities, Inc.'s (the "Company") independent, non-executive Chairman of the Board, passed away on September 12, 2014. Edward Lowenthal will continue to serve as the acting independent, non-executive Chairman of the Board.

Item 7.01 Regulation FD Disclosure.

On September 14, 2015, Company issued a press release regarding Mr. Burck's passing, a copy of which is included as Exhibit 99.1 to this Current Report. Such press release is furnished pursuant to Item 5.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Title

99.1	Press Release dated September 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2015	AMERICAN CAMPUS COMMUNITIES, INC.

	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial
Officer, Secretary and Treasurer

AMERICAN CAMPUS COMMUNITIES
OPERATING PARTNERSHIP LP

	By:	American Campus Communities Holdings
LLC, its general partner
		By:	American Campus Communities,
Inc., its sole member

			By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Chief Financial Officer,
Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Title

99.1	Press Release dated September 14, 2015